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                                                                   Exhibit 10.10


                      STRESSGEN BIOTECHNOLOGIES CORPORATION

                            1996 SHARE INCENTIVE PLAN

                        DATED FOR REFERENCE JUNE 3, 1996,
                             AS AMENDED MAY 24, 1999



                         1.0 PURPOSE AND INTERPRETATION

1.1      PURPOSE

         The purpose this Share Incentive Plan will be to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company.

1.2      DEFINITIONS

         In the Plan

         (a)      ASSOCIATE has the meaning assigned by the Securities Act;

         (b)      BOARD means the board of directors of the Company;

         (c) CHANGE OF CONTROL means the acquisition by any person or by any person and its joint actors (as such term is defined in the Securities Act), whether directly or indirectly, of voting securities (as such term is defined in the Securities Act) of the Company which, when added to all other voting securities of the Company at the time held by such person and its joint actors, totals for the first time not less than 35% of the outstanding voting securities of the Company;

         (d) COMMON SHARES means common shares without par value in the capital of the Company;

         (e)      COMPANY means StressGen Biotechnologies Corporation;

         (f) DIRECTOR means a director of the Company or any of its subsidiaries;

         (g)      EFFECTIVE DATE for an Option means the date of grant thereof;

         (h) EMPLOYEE means an individual who is an employee of the Company or of any subsidiary or affiliate Company;


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         (i)      EXPIRY DATE means the day on which an Option lapses as
         specified in the Commitment therefor;

         (j)      INSIDER means

                  (i) an insider as defined in the Securities Act, other than a person who fits within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company, and

                  (ii) an Associate of any person who is an insider by virtue of Section (i);

         (k) OPTION means the right to purchase Common Shares granted hereunder to a Service Provider;

         (l) OPTION COMMITMENT means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A hereto;

         (m)      OPTIONED SHARES means Common Shares subject to an Option;

         (n) OPTIONEE means an individual to whom an Option is granted by the Company under the Plan;

         (o) OUTSTANDING ISSUE means the number of Common Shares outstanding on a non-diluted basis excluding shares issued pursuant to share compensation arrangements over the preceding one-year period;

         (p) PARTICIPANT means a person that becomes an Optionee or is issued Common Shares under the Share Bonus Plan;

         (q) PLAN means the Share Option Plan the terms of which are set out herein;

         (r) REGULATORY APPROVAL means the approval of The Toronto Stock Exchange or any other securities regulatory agency that may have jurisdiction in the circumstances;

         (s) RESERVED FOR ISSUANCE refers to Common Shares that may be issued in the future upon the exercise of stock options which have been granted;

         (t) SECURITIES ACT means the Securities Act, S.B.C. 1985, c. 83, as amended from time to time;

         (u)      SERVICE PROVIDER means

                  (i) an employee or director of the Company or of any of its subsidiaries or affiliates, and

                  (ii) any other person or company engaged to provide directly or indirectly ongoing management consulting and other research or collaboration services to the Company or any of its subsidiaries or affiliates;


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         (v)      SHARE COMPENSATION ARRANGEMENT means the Plan described herein and any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of shares to one or more Service Providers, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guaranty or otherwise;

         (w) SUBSCRIPTION PRICE means the amount payable per Common Share on the exercise of an Option, as determined in accordance with section 3.1;

         (x) TAKE OVER BID has the meaning assigned to that term in the Securities Act but excludes an exempt take over bid pursuant to section 80 of the Securities Act.

                              2.0 SHARE OPTION PLAN

2.1      ESTABLISHMENT OF SHARE OPTION PLAN

There is hereby established a Share Option Plan to recognize contributions made by Service Providers and to create an incentive for their continuing relationship with the Company and its subsidiaries and affiliates. Any share options granted by the Company before the date of this Plan, are not included hereunder or affected hereby.

2.2      ELIGIBILITY

Options to purchase unissued Common Shares may be granted hereunder to Service Providers.

2.3      INCORPORATION OF TERMS OF SHARE OPTION PLAN

Subject to specific variations approved by the Board, all terms and conditions set out herein will be incorporated into and form part of an Option granted hereunder.

2.4      MAXIMUM SHARES TO BE ALLOTTED

The maximum aggregate number of Common Shares that are Reserved for Issuance under the Plan is 4,000,000 Common Shares.

2.5      LIMITATIONS ON ISSUE

The number of Common Shares Reserved for Issue to any person under this Plan shall in no event exceed 5% of the then Outstanding Issue.

No Option may be granted if, together with any other Share Compensation Arrangement, it could result, at any time, in

         (a) the number of Common Shares that may be Reserved for Issuance under the Plan pursuant to Share Compensation Arrangements (including stock options under any pre-


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         existing share compensation arrangement) granted to Insiders exceeding
         10% of the then Outstanding Issue,

         (b) the number of Common Shares that may be issued to Insiders within a one year period exceeding 10% of the Outstanding Issue (or 5% to any one Insider and his or her associates), and

         (c) the number of Common Shares Reserved for Issuance to any one Insider and such Insider's associates pursuant to Share Compensation Arrangements (including stock options under any pre-existing Share Compensation Arrangement) exceeding within one year 5% of the Outstanding Issue.

2.6      SHARES NOT ACQUIRED

Any Common Shares not acquired under an Option which has expired or been cancelled or terminated may be made the subject of a further Option pursuant to the provisions of the Plan.

2.7      POWERS OF THE BOARD

The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

         (a) allot Common Shares for issuance in connection with Options granted under the Plan,

         (b) grant Options hereunder,

         (c) subject to Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no amendment or suspension of the Plan will, without the written consent of all Optionees, alter or impair any Option granted under the Plan,

         (d) save and except for the provisions of Section 2.8(a), delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do, and

         (e) may in its sole discretion reduce the benefits that may be granted to Service Providers under the Plan but may not increase such benefits.


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                       3.0 TERMS AND CONDITIONS OF OPTIONS

3.1      SUBSCRIPTION PRICE

The Subscription Price per Optioned Share shall be the greater of:

         (a) the closing price for the Common Shares on the stock exchange on which the Common Shares of the Company are traded at the date of the grant on the last trading day before the date of grant of the Option;

         (b) if the Board determines that the Subscription Price determined in Section (a) is not a representative price, the weighted average of the trading prices for the Common Shares on the five trading days before the date of grant of the Option;

         (c) if the Company's Common Shares are listed on more than one stock exchange at the date of grant of the Option, then as calculated in (a) and (b) above using the trading price or prices on the stock exchange on which a majority of the Common Shares are listed; or

         (d) if the Common Shares are not listed on a stock exchange then the price determined by the Board using good faith discretion.

3.2      TERM OF OPTION

Subject to Section 3.2(b), the term of an Option will be 10 years from the Effective Date thereof.

         (a)      If the Board determines that in the case of an Optionee

                  hired or appointed for special purposes not expected to exceed 10 years,

                  likely to retire within 10 years from the date of grant, or whose employment or appointment is otherwise subject to special circumstances (such circumstances to be determined by the Board in its discretion),

         it is desirable to grant to such an Optionee an Option which may be wholly exercised during a period less than 10 years from the Effective Date or for which the vesting of rights should be varied, the Board shall have the power to vary the terms of that Optionee's Option in such manner as in its discretion the Board shall determine. In no event will the term of any Option be longer than 10 years.

         (b) In the event of a Change of Control or Take Over Bid, all Options held by Optionees will be exercisable by such Optionees in full at any time or from time to time on or before the Expiry Date of such Options.


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3.3      VESTING OF OPTION RIGHTS

An Option may be exercised from time to time

         (a) during each of the first, second and third years of the term of the Option, as to a total number of shares not exceeding one third of the Optioned Shares, and

         (b) in addition, during any year of the term of the Option, as to a total number of shares not exceeding the number of Optioned Shares as to which the Option could have been exercised but was not exercised during the preceding year, whether pursuant to Section (a) or this Section (b).

Vesting, at the discretion of the Board, will generally be subject to the Service Provider remaining employed by or continuing to provide services to the Company or any of its subsidiaries and affiliates and receiving a satisfactory performance review by the Company or its subsidiary or affiliate during the vesting period, or remaining as a Director of the Company or any of its subsidiaries or affiliates during the vesting period.

3.4      VARIATION OF VESTING PERIODS

At the time an Option is granted the Board may determine with respect to any Service Provider that it is desirable to grant to the Service Provider an Option for which the vesting of rights should be other than as provided in Section 3.3, and may fix such vesting period for that Option as it may, in its sole discretion, determine to be appropriate. However, in no event will any Option be exercisable after the tenth anniversary of the granting of such Option.

3.5      OPTIONEE CEASING TO BE DIRECTOR, EMPLOYEE OR SERVICE PROVIDER

No Option may be exercised after the Optionee, if a Director has ceased to be a Director or if an Employee or other Service Provider has left the employ or service of the Company or any of its subsidiaries and affiliates, except as follows:

         (a) in the case of the death of an Optionee, any Option held by him at the date of death shall become exercisable, whether or not the Optionee was eligible to exercise the Option at the date of the Optionee's death, in whole or in part but only by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or laws of descent and distribution. All such Options shall be exercisable only for six months after the date of death or prior to the expiration of the term of the Option in respect thereof, whichever is sooner unless the Board otherwise determines to extend such period;

         (b) if an Optionee ceases to be an Employee or Service Provider to the Company or any of its subsidiaries or affiliates (other than as a result of termination with cause) or ceases to act as a Director of the Company or a subsidiary of the Company, an Option held by such Optionee may be exercised following the date on which such Optionee ceases to be so employed or providing services or ceases to be a Director, as the case may be for a period of 30 days (unless the Board determines to extend this period in special circumstances) but only to the extent that the Optionee was eligible to exercise the Option


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                                      -7-

         at the date the Optionee ceased to be an Employee, Service Provider or Director of the Company or any subsidiary or affiliate of the Company;

         (c) in the case of an Optionee being dismissed from employment or service for cause, the Option and all option rights that had accrued to the Optionee to the date of termination shall immediately terminate;

         (d) if an Optionee ceases to be an Employee or Service Provider to the Company or any of its subsidiaries or affiliates, or ceases to act as a Director of the Company or a subsidiary of the Company, due to physical or mental disability, or, with the consent of the Company, retirement, an Option held by such Optionee may be exercised following the date on which such Optionee ceases to be so employed or providing services or ceases to be a Director, as the case may be for a period of 90 days (unless the Board determines to extend this period in special circumstances) but only to the extent that the Optionee was eligible to exercise the Option at the date the Optionee ceased to be an Employee, Service Provider or Director of the Company or any subsidiary or affiliate of the Company;

but provided that in no event may the term of the Option exceed 10 years.

3.6      NON ASSIGNABLE

Subject to Section 3.5(a) an Option shall be exercisable only by the Optionee to whom it is granted and shall not be assignable.

3.7      ADJUSTMENT OF THE NUMBER OF OPTIONED SHARES

The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following:

         (a) in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor,

         (b) in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation,

         (c) in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate


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         class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change,

         (d) in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 3.7(d),

         (e) an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this Section are cumulative,

         (f) the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would, except for the provisions of this Section 3.7(f), be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company, and

         (g) if any questions arise at any time with respect to the Subscription Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 3.7, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia or Toronto, Ontario that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

                                  4.0 PROCEDURE

4.1      OPTION COMMITMENT

Upon grant of an Option hereunder, the Secretary of the Company will deliver to the Optionee an Option Commitment detailing the terms of his or her Option and upon such delivery the Service Provider will be a Participant in the Plan and have the right to purchase the Optioned Shares at the Subscription Price set out therein.

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4.2      MANNER OF EXERCISE

An Optionee who wishes to exercise his Option may do so by delivering

         (a) a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option, and

         (b) cash or a certified cheque payable to the Company for the aggregate Subscription Price for the Optioned Shares being acquired.

4.3      DELIVERY OF CERTIFICATE

Not later than five days after receipt of the notice of exercise described in
Section 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares.

4.4      ALTERNATIVE DELIVERY

If for any reason, other than the failure or default of the Optionee, the Company is unable to issue or deliver the Optioned Shares as contemplated herein to the Optionee upon the exercise by the Optionee of the option to purchase any of the Optioned Shares, the Company may, at its option and in complete satisfaction of its obligations hereunder, pay to the Optionee, in cash, an amount equal to the difference between the option exercise price and the fair market value of such Optioned Shares or other securities on the date that the Optionee duly gave notice of such exercise in accordance with paragraph 4.2(a) hereof. For the purposes of this paragraph, the fair market value will be the closing sale price of the Common Shares on The Toronto Stock Exchange or such other stock exchange on which the Common Shares are listed; provided, however, that if the Common Shares are listed on more than one stock exchange, the fair market value will be the closing price of the Common Shares on the exchange having the greatest volume of trading on the last trading day immediately prior to the date such notice is given. If the Common Shares are not listed for trading on any stock exchange, the fair market value will be determined by the board of directors of the Company, or any committee thereof specifically designated by the board of directors to be responsible therefor, any reasonable determination made by such board or committee thereof will be binding and conclusive.

The Options pertaining to any payments made pursuant to Section 4.4 will, upon the making of such payment, be deemed to have been fully exercised and of no force or effect.

                                   5.0 GENERAL

5.1      TRANSFERABILITY

The benefits, rights and options accruing to any Optionee under any of the Plan will not be transferable by any Optionee other than in the manner provided for in the Plan. During the


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lifetime of an Optionee, all benefits, rights and options may only be exercised by the Optionee or by his guardian or legal representative.

5.2      EMPLOYMENT AND SERVICES

Nothing contained in the Plan will confer upon any Optionee any right with respect to employment or provision of services with the Company or any subsidiary or affiliate of the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or service at any time. Participation in the Plan by an Optionee will be voluntary.

5.3      NO REPRESENTATION OR WARRANTY

The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan.

5.4      INTERPRETATION

The Plan will be governed and construed in accordance with the laws of the Province of British Columbia.

5.5      AMENDMENT OF THE PLAN

The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan. Any amendment to any provision of the Plan will be subject to any necessary approvals by any stock exchange or regulatory body having jurisdiction over the securities of the Company.


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                                   SCHEDULE A

                            1996 SHARE INCENTIVE PLAN

                                OPTION COMMITMENT

Notice is hereby given that, effective this ___ day of _________ , ____ (the "Effective Date") StressGen Biotechnologies Corporation (the "Company") has granted to _______________ , an Option to acquire ____________ Common Shares ("Optioned Shares") up to 5:00 p.m. Vancouver Time on the ____ day of ________________, _______ (the "Expiry Date") at a Subscription Price of Cdn. $_________ per share.

Optioned Shares may be acquired as follows:

_____ In accordance with the vesting provisions set out in Section 3.3 of the Plan
or

_____       As follows:


The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company's 1996 Share Incentive Plan, as amended, the terms and conditions of which are hereby incorporated herein.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Subscription Price, to the Company. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter.

STRESSGEN BIOTECHNOLOGIES CORPORATION

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Chief Financial Officer